Exhibit 10.1

CLS HOLDINGS USA, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement is made by and between CLS Holdings USA, Inc., a Nevada corporation (the “Company”), and the undersigned person (the “Investor”) who is subscribing hereby for the Company's securities set forth below. In consideration of the Company's agreement to sell the securities to the Investor, upon the terms and conditions and based on the disclosure set forth herein, the Investor and the Company agree and represent as follows:

DISCLOSURE REGARDING THE OFFERING

THE SECURITIES BEING OFFERED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND NO PERSON SHOULD INVEST WHO CANNOT AFFORD TO LOSE HIS ENTIRE INVESTMENT. SEE SECTION B FOR INFORMATION ABOUT RISK FACTORS.

The Company hereby offers to sell on an “as sold” basis up to $15,000,000 (U.S.) in original principal amount (which amount at the option of the Company may be increased to $20,000,000 (U.S.)) of convertible debentures (the “Debentures”) in minimum denominations of $1,000 (U.S.) each. The Debentures will bear interest, payable quarterly, at a rate of 8% per annum, with interest during the first eighteen (18) months following their issuance, being payable by increasing the then-outstanding principal amount of the Debentures. The Debentures mature on a date that is three years following their issuance. The Debentures will be convertible into units (the “Units”) at a conversion price of $0.80 (U.S.) per Unit. Each Unit consists of (i) one (1) share of the Company’s Common Stock, par value $.001, (the “Shares”); and (ii) one-half of one (1) warrant, with each warrant exercisable for three years to purchase a Share at a price of $1.10 (U.S.). The Debentures have other features, such as mandatory conversion in the event the Shares trade at a particular price over a specified period of time and required redemption in the event of a “Change in Control” of the Company. The Debentures are unsecured obligations of the Company and will rank pari passu in right of payment of principal and interest with all other unsecured obligations of the Company. A form of Debenture is attached hereto as Exhibit C and a form of warrant is attached hereto as Exhibit D. Fractional Shares can be issued at the discretion of the Company. All funds raised in the Offering will be delivered directly to the Company and will be immediately available to the Company. The Company, as of October 8, 2018, had 90,132,170 Shares issued and outstanding. If all of the Debentures (including the increased amount) offered are sold, thereafter converted and the underlying warrants exercised, the Shares potentially issued as a result of this Offering will represent in the aggregate approximately 37,500,000 Shares. The net proceeds of the Offering are currently expected to be used to complete construction of the Company’s Nevada cultivation facility and general working capital, although the actual usage may change as the Company’s business plans develop. Unless extended by the Company for up to an additional 30 days, the Offering will terminate on November 30, 2018.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR THE

SECURITIES COMMISSION OF ANY STATE PURSUANT TO AVAILABLE EXEMPTIONS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE SECURITIES COMMISSION OF ANY STATE NOR HAS THE SEC OR ANY SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE OFFERING PRICE OF THE UNITS HAS BEEN ARBITRARILY DETERMINED BY THE COMPANY AND DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL EARNINGS OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

The Investor is required to pay simultaneously herewith the purchase price by wire transferring such amount to the Company:

McMurdo Law Group, LLC

ABA #

Account #

Or check made payable to the order of CLS Holdings USA, Inc. and delivered to:

CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, FL 33156

Jeffrey I. Binder

The Investor understands and acknowledges that the funds invested hereby will, upon acceptance by the Company of this Subscription Agreement, be unconditionally released to the Company for its use.

B.      RISK FACTORS

The purchase of the Debentures involves a high degree of risk. Before subscribing for the Debentures, each prospective investor should consider carefully the general investment risks enumerated in Exhibit A hereto, as well as the other risk factors and information contained in this Subscription Agreement and in the Company’s public filings with the SEC located at www.sec.gov.

C.     DISCLOSURE REGARDING THE COMPANY

The Company is a publicly reporting corporation subject to the reporting requirements of the Securities Exchange Act of 1934 and is current in its filing obligations. Copies of the Company’s periodic filings with the SEC can be found at www.sec.gov.

D.     SUBSCRIPTION

1.     The Investor subscribes for the amount of Debentures and at the issue price set forth on the signature page of this Subscription Agreement. Simultaneously with the delivery of this Subscription Agreement, the Investor is also delivering the entire issue price, which shall be paid by wire transfer or check as described in Section A.

2.     The Investor understands that the payment accompanying this Subscription Agreement (if accepted by the Company) will be released to the Company as discussed in Section A above, and utilized by it for its business purposes.

3.     The Investor understands, acknowledges and agrees that:

(i) This subscription may be accepted or rejected in whole or in part by the Company in its sole discretion and may not be revoked by the Investor (unless as permitted by applicable law). If a subscription is not accepted, all funds tendered by the Investor will be refunded and returned promptly after such rejection, without interest or deduction.

(ii) The Debentures shall not be deemed issued to, or owned by, the Investor until the Company closes on this Subscription.

(iii) No federal or provincial/state agency has made any finding or determination as to the adequacy of the information set forth in this Agreement or as to the fairness of this Offering for investment, nor any recommendation or endorsement of the Debentures or the Offering.

E.     REPRESENTATIONS, WARRANTIES AND COVENANTS

The Investor hereby represents and warrants that:

1.

The Investor's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Debentures will not cause such overall commitment to become excessive.

2.

The Investor has the financial ability and an adequate net worth and means of providing for his current needs and possible personal contingencies to sustain a complete loss of his investment in the Company, and he has no need for liquidity in his investment in the Debentures.

3.

The Investor has evaluated and understands the high risks and terms of investing in the Company and believes that he possesses experience and sophistication as an Investor that are adequate for the evaluation of the merits and risks associated with the Debentures.

4.

Prior to subscribing for the Debentures, the Investor has made an independent investigation of the Company and its business and has had available to him all information that he needs to make an informed decision. The Investor has carefully read this Subscription Agreement and all Exhibits. The Company has made available to the Investor and/or its attorney and/or its accountant all documents that the Investor has requested relating to investment in the Company and has provided written answers to all of its or their questions concerning the Offering and an investment in the Company. In evaluating the suitability of an investment in the Company and acquiring the Debentures, the Investor has not been furnished with or relied upon any representations or other information (whether oral or written) other than as set forth herein or as contained in any documents or written answers to questions furnished to him by the Company.

5.

The Investor has discussed with his professional, legal, tax and/or financial advisors the suitability of an investment in the Company for his particular financial situation and the aggregate purchase price indicated herein for the Debentures subscribed for does not exceed ten percent (10%) of the Investor's net worth.

6.

If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, the undersigned has been duly authorized to execute and deliver this Subscription Agreement and the signature of the undersigned on this Subscription Agreement is binding upon the partnership, corporation, trust or other entity.

7.

The Investor, (i) if an individual, is a bonafide resident of the state and country set forth in his residence address below or (ii) if a corporation, trust, partnership or other entity, has its principal place of business in the state set forth in its address below.

8.

The Investor understands that all of the representations and warranties of the Investor contained in this Agreement, and all information furnished by the Investor to the Company, are true, correct and complete in all respects and are being relied upon by the Company.

9.

The Investor is aware that the Shares purchased hereby will be restricted and that there is presently an uneven amount of activity in the market for the Company’s common stock and that no assurance can be given that an active market will exist in the future.

10.	The Investor is neither a member of, affiliated with or employed by a member of the National Association of Securities Dealers, Inc., nor is he employed by or affiliated with a broker-dealer registered with the United States Securities and Exchange Commission or with any state regulatory authority unless otherwise indicated on the Signature Page to this Agreement.

11.

The Investor understands that (i) the Debentures are a speculative investment that involve a substantial risk and the Investor may lose his entire investment and that (ii) this Offering is being made in reliance upon exemptions from registration as may be available to the Company under applicable securities laws.

12.	The Investor is acquiring the Debentures for investment for its own account and not with a view to distribution or resale, and is not holding all or any portion of the Debentures for any other person.

13.

The Debentures and any Shares purchased pursuant to this Agreement shall bear a legend restricting their transfer in substantially the following form unless and until they are registered for sale and sold pursuant to an effective registration statement.

The securities represented by this certificate have not been registered under any applicable securities laws. Any transfer of such securities will be invalid unless a registration statement under any applicable securities laws is in effect as to such transfer or, in the opinion of counsel to the Company, such registration is unnecessary in order for such transfer to comply with any applicable state securities laws. In addition, the Company may cause a stop transfer order to be placed with such transfer agent against all such certificates.

14.

The Investor agrees that it will not sell, transfer, pledge, offer for sale or otherwise transfer any of the Shares in the absence of an effective registration relating thereto under applicable securities laws or evidence that registration under applicable securities laws is not required in connection with such transfer, including, at the Company's option, an opinion of counsel satisfactory to the Company to that effect.

15.	The Investor has reviewed Exhibit B which contains the definition of “Accredited Investor” as defined in the U.S. securities laws and the Investor is in fact an Accredited Investor.

16.

The Debentures were not offered to the Investor by way of general solicitation or general advertising and at no time was the Investor presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or through the Internet.

F.     REQUIRED DISCLOSURES FOR U.S. INVESTORS

FOR RESIDENTS OF ALL STATES:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE INTO AND FROM CERTAIN STATES AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF FLORIDA:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") PROVIDES THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SECTION 517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE (3) BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE (3) BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR THE SECURITIES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE COMPANY AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH ON THE COVER PAGE HEREOF. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

FOR RESIDENTS OF NEW YORK:

THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL FOR THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON

OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF NEW JERSEY:

THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY DOES NOT PASS UPON OR ENDORSE THE MERITS OF ANY PRIVATE OFFERING. NO OFFERING DOCUMENT HAS BEEN FILED WITH OR OTHERWISE APPROVED BY THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

G.     MISCELLANEOUS

1.          The Investor understands that the representations, warranties, agreements, undertakings and acknowledgments contained in this Agreement are made by the Investor with the intent that they be relied upon in determining the Investor's suitability as a purchaser of the Debentures. In addition, the Investor agrees to notify the Company, in writing, immediately of any change in any representation, warranty or other information that relates to the Investor.

2.          If more than one person is signing this Agreement, each representation, warranty and undertaking shall be a joint and several representation, warranty and undertaking of each such person. If the Investor is a partnership, corporation, trust or other entity, the Investor further represents and warrants that (i) the Investor has enclosed with this Agreement copies of its constituent documents evidencing its formation and current existence and appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Investor, and (ii) the Investor was not specifically formed to acquire the Debenture. If the Investor is a partnership, the Investor further represents that the funds to make this investment were not derived from additional capital contributions of the partners of the partnership.

3.          All pronouns and variations of pronouns contained in this Agreement shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

4.          This Subscription Agreement shall be irrevocable, except as required by law. This Subscription Agreement and the Investor's investment shall be governed by and construed in accordance with the laws of New York, without regard to its principles of conflicts of law, and venue shall be in any appropriate state or federal courthouse located within New York City, New York.

5.          This Subscription Agreement may not be assigned by the Investor and any attempt by the Investor to assign this Agreement shall nullify and void this Agreement. Subject to the preceding sentence, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of the Investor.

6.          The Agreement contains the final, complete and exclusive agreement of the parties relative to the subject matter hereof and may not be changed, modified, amended or supplemented except by written instrument signed by both parties.

H.     SIGNATURE PAGE

The undersigned hereby subscribes for $____________(U.S.) (must be in denominations of $1000.00 (or multiples thereof)). A wire in that amount has been sent or a check is enclosed herewith.

The undersigned has executed this Subscription Agreement on this ____ day of _____________, 2018.

For Entity Investor:	For Individual Investor:

Name:
[Signature]
Print Name:
By:
Print Name:
Title:
[Signature of Joint Tenant, Joint Investor or
Tenant-in-Common, if any]

[Signature of Joint Tenant, Joint Investor or
Tenant-in-Common, if any]

Investor’s Social Security Number or EIN:__________________________________________

PLEASE COMPLETE ALL APPLICABLE SECTIONS BELOW:

A.     TO BE COMPLETED BY ENTITY (INCLUDING TRUST) INVESTOR:

Jurisdiction of formation or organization: ______________________________________

Office Address:

Mailing Address:

Contact Person:

Email Address:

Telephone No.:     (___)____________________

Facsimile No.:     (___)____________________

[SIGNATURE PAGE CONTINUES]

B.     TO BE COMPLETED BY INDIVIDUAL INVESTOR:

Residence Address:

Mailing Address:

Email Address:

Telephone No.:     Home     (___)_____________     Office     (___)_____________

Facsimile No.:     Home     (___)_____________     Office     (___)_____________

C. ALSO TO BE COMPLETED BY BENEFIT PLAN OR TRUST INVESTOR:
Names of Trustees or Other Fiduciaries Exercising Investment Discretion with Respect to Benefit Plan or Trust
Signature	Printed Name	Title

Accepted:

CLS HOLDINGS USA, INC.

By:

Name: Jeffrey I. Binder

Title: Chairman

Dated: as of _____________, 2018

EXHIBIT A

RISK FACTORS

An investment in the Debentures and the Units into which the Debentures may be converted offered hereby involves a high degree of risk and should not be made by persons who cannot afford the loss of their entire investment.  Prospective investors should consider carefully the following risk factors prior to making any investment decision with respect to the Debentures and the Units into which they may be converted.

The Company’s business and success is subject to numerous risk factors, in particular, the risks associated with the cannabis business in the United States, as detailed in its periodic reports filed with the U.S Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 which is available at no cost at www.sec.gov. Listed below are additional risk factors related to the Offering.

The Securities Being Offered Are “Restricted” Securities.

We are offering the Debentures and the Units into which they may be converted pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), which imposes substantial restrictions on the transfer of such securities.  All certificates which evidence the Debentures and any Shares that may be issued if and when converted will be inscribed with a printed legend which clearly describes the applicable restrictions on transfer or resale by the owner thereof.  Accordingly, each investor should be aware of the long-term illiquid nature of his investment.  In no event may such securities be sold, pledged, hypothecated, assigned or otherwise transferred unless such securities are registered under the Securities Act and applicable state securities laws or we received an opinion of counsel that an exemption from registration is available with respect thereto.  Rule 144, the primary exemption for resales of restricted securities is only available for securities of issuers providing current information to the public.  Although we file reports required by the Securities Exchange Act of 1934, which generally satisfied that information requirement, we may in the future either be unwilling or unable to file such reports, which could preclude reliance on Rule 144. Additionally, Rule 144 imposes a minimum holding period of at least six (6) months. Thus, each investor should be prepared to bear the risk of such investment for an indefinite period of time.  Finally, we are not required to provide any registration rights to purchasers of the Debentures – either with respect to the Debentures or any Shares that might be issued in the future upon their conversion.

An Active Trading Market for Debentures May Not Develop.

The Debentures are a new issue of securities by the Company for which there is currently no public market and no active trading market might ever develop. We cannot assure you that an active trading market for the Debentures will develop or as to the liquidity or sustainability of any such market, your ability to sell your Debentures, or the price at which you will be able to sell your Debentures. Future trading prices of the Debentures will depend on many factors, including, among other things, prevailing interest rates, our operating results, the market price of our Shares and the market for similar securities. Additionally, even if a market were to develop the Debentures and any Shares that might be issued upon their conversion would still be “restricted” securities and subject to the trading restrictions described above.

The Debentures Are Not Issued Pursuant to An Indenture.

The Debentures are not issued under an indenture that is qualified under the Trust Indenture Act of 1939 (the “TIA”). Accordingly, there is no independent indenture trustee who represents the interests of Debenture holders. If there were to be a default under the Debentures, each holder would be required to act on its own individual behalf. In addition, Debenture holders will not have some of the protections afforded by the TIA in the way of required or prohibited terms in indentures governing the issuance of certain indebtedness.

We May Not Have the Ability to Purchase Debentures at the Option of the Holders or to Raise the Funds Necessary to Finance Those Purchases.

Upon the occurrence of certain events, we are required to offer to purchase all outstanding Debentures. Some of these events might also be defaults under other credit facilities that we might have, which could preclude our being able to repurchase the Debentures. The terms of current or future indebtedness also could restrict our ability to purchase Debentures – as a result we would have to seek the consent of the lenders or repay those borrowings. If we were unable to obtain the necessary consent or unable to repay those borrowings, we would be unable to purchase the Debentures and, as a result, would be in default under the Debentures. In addition, it is possible that, if we were required to purchase the Debentures, we will not have sufficient funds at that time to make the required purchase of Debentures and we may be unable to raise the funds necessary.

You Should Consider the United States Federal Income Tax Consequences of Owning Debentures.

The Debentures will be characterized as indebtedness of ours for United States federal income tax purposes. Accordingly, you will be required to include, in your income, interest with respect to the Debentures, including PIK interest. You also will recognize gain or loss on the sale, exchange, conversion or redemption of a Debenture in an amount equal to the difference between the amount realized on the sale, exchange, conversion or redemption, including the fair market value of any Shares received upon conversion or otherwise, and your adjusted tax basis in the Debenture. Any gain recognized by you on the sale, exchange, conversion or redemption of a Debenture generally will be ordinary interest income; any loss will be ordinary loss to the extent of the interest previously included in income, and thereafter, capital loss.

The Debentures Will Be Unsecured and Effectively Subordinated to Any Secured Debt to the Extent of the Value of the Assets Securing Such Debt.

The Debentures will not be secured by any of our assets. As a result, the Debentures effectively will be subordinated to our existing and future secured debt, respectively, to the extent of the value of the assets securing that debt. In any liquidation, bankruptcy or other similar proceeding, the holders of our secured debt may assert rights against the secured assets in order to receive full payment of their debt before the assets may be used to pay the holders of the Debentures. As a result, there may not be sufficient remaining assets to pay amounts due on the Debentures. Furthermore, if we fail to deliver our Shares upon conversion of a Debenture and thereafter become the subject of bankruptcy proceedings, a holder's claim for damages arising from such failure could be subordinated to all of our existing and future obligations.

There Are Only Limited Exit Strategies Available Regarding Your Investment.

There is currently an uneven trading market for any Shares that might be issued as a result of conversion of Debentures and until trading activity increases on a regular basis, your only exit strategy may be to make a private sale of your Shares. As described above, there may be substantial restrictions upon your ability to do so. Accordingly, you will likely have to maintain your investment in the Shares for an indefinite period which will affect your liquidity.

We Do Not Anticipate Paying Dividends In The Near Future.

Other than interest on the Debentures (some of which is PIK interest), tt is likely that you will not see any return on your investment for quite some time in the future, inasmuch as we do not foresee paying any dividends on any Shares into which Debentures may be converted in the near future.

If Insufficient Funds Are Raised In The Offering We May Be Unable To Reach Our Goals.

As described above, the use of proceeds from this Offering is primarily to expand complete construction of certain of our facilities and for working capital and if we do not reach our target in the Offering we will be unable to fully implement our business plan and consequently you may not realize the potential upside of your investment.

There Are Substantial Differences In Investments In The Company.

Purchasers of the Shares in this Offering will have a substantially greater cash investment in the common stock than other shareholders of the Company. The Subscribers in this Offering will, if the Debentures are converted, pay $0.80 per share, whereas certain other shareholders have less or little to no cash investment in the Company. As a result, the Subscribers in this Offering will have substantially more cash at risk, on a per Share basis, than some of the current shareholders of the Company. Shareholders with relatively minor cash investment will likely have different views on certain corporate policies and strategies than Subscribers with more at stake and such shareholders may, to the extent consistent with the Company’s charter documents, implement such policies and strategies that may not satisfy the needs of an investor with a larger cash stake.

We Will Need Additional Financing.

Our capital requirements relating to the development of our business could be significant.  If such additional financing includes the sale of shares of stock in the Company, the percentage interest in the Company of Shares that might be issued upon conversion of the Debentures will be diluted. The Company’s Board of Directors will have the sole authority to determine the terms on which such additional shares of stock are sold, including the valuation of the Company used to determine the price and corresponding percentage interest in the equity interests of the Company sold to new investors providing additional capital for the Company, which may be at a lower price per Share than the price effectively paid by Subscribers in this Offering. There can be no assurance that any such financing will be available to us on commercially reasonable terms, or at all.

No Independent Advisors Have Reviewed The Offering Documents On Behalf Of The Investors.

We have not retained any independent professionals to review or comment on the offering or otherwise protect the interests of the investors hereunder. Although we have retained our own counsel, neither that law firm nor any other law firm has made, on behalf of the investors, any investigation of the merits or the fairness of the Offering or of any factual matters represented herein, and purchasers of the Shares should not rely on such law firm so retained with respect to any matters herein described. Prior to making an investment in the Shares, all potential investors should consult with their own legal, financial and tax advisers.

We Face Additional Risks Not Listed Above

The above listed risk factors are only some of the significant risk factors that investors face in the Offering, and a comprehensive list of all possible risks would be impossible to prepare. In addition to the investment related risk factors listed above the Company faces risk factors related to its business, some of which risk factors are listed in, and incorporated by reference from, its Annual Report on Form 10-K. All potential Subscribers must understand that our business can fail for a multiplicity of reasons, in which case their investment would be lost. We encourage you guide yourselves accordingly.

EXHIBIT B

ACCREDITED INVESTOR

The Investor is an “accredited investor,” as that term is defined in Regulation D under the Securities Act (an “Accredited Investor”), because the Investor falls into at least one of the following definitions of that term.

(1)     The Investor is a natural person who satisfies at least one of the following tests at the time of the sale of the Debentures to him:

The Investor, either individually or together with the Investor's spouse, has a net worth in excess of $1,000,000, not including the value of their primary residence.

The Investor had an individual income (not including the income of the Investor's spouse) in excess of $200,000 in each of the two most recent years, or the Investor had a joint income with the Investor's spouse in excess of $300,000 in each of the two most recent years, and the Investor's individual or joint income, as the case may be, is expected to meet the same income levels in the current year.

(2)     The Investor is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

(3)     The Investor is a broker or dealer registered pursuant to Section 1 of the Securities Exchange Act of 1934, as amended.

(4)     The Investor is an insurance company as defined in Section 2(13) of the Securities Act.

(5)     The Investor is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a) (48) of that Act.

(6)     The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

(7)     The Investor is a plan established and maintained by a State, its political subdivisions, or an agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000.

(8)     The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, with any of the following characteristics:

A plan where all of the participants are Accredited Investors by satisfying one of the tests set forth in 1 above.

A plan that is a self-directed plan and its participants are, and its investment decisions are made solely by, persons who are Accredited Investors by satisfying one of the tests set forth in 1 above.

A plan where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser.

A plan that has total assets in excess of $5,000,000.

(9)     The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

(10)     The Investor is an Individual Retirement Account (IRA) in which the participant is an Accredited Investor by satisfying one of the tests set forth in 1 above.

(11)     The Investor is a Keogh Plan in which the participant is an Accredited Investor by satisfying one of the tests set forth in 1 above.

(12)     The Investor is a trust with any of the following characteristics:

The trust may be amended or revoked at any time by the grantors and all of the grantors are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

The trust has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Membership Interests offered and its purchase is directed by a “sophisticated person” as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act.

(13)     The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, a corporation, limited liability company, or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Membership Interests offered in this offering and which has total assets in excess of $5,000,000.

(14)     The Investor is a director or executive officer of the Company.

(15)     A general partnership that was not formed for the specific purpose of investing in this offering and in which all of the general partners are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

(16)     A limited partnership that was not formed for the specific purpose of investing in this offering and in which all of the general partners and all of the limited partners are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

(17)     A corporation that was not formed for the specific purpose of investing in this offering and in which all of the owners of stock are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

EXHIBIT C

FORM OF DEBENTURE

CONVERTIBLE DEBENTURE

THIS DEBENTURE IS SUBJECT TO A CONVERTIBLE DEBENTURE SUBSCRIPTION AGREEMENT OF EVEN DATE HEREWITH (THE “SUBSCRIPTION AGREEMENT”)

AS DESCRIBED IN THE SUBSCRIPTION AGREEMENT, THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS (“BLUE SKY LAWS”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND BLUE SKY LAWS.

$[___________]                                   __________________, 2018

For Value Received, CLS Holdings USA, Inc, a Nevada corporation (“Maker”), under the terms of this Convertible Debenture (“Debenture”) promises to pay to the order of ____________________________________ (“Purchaser”), by check, in lawful money of the United States of America and in immediately available funds, the principal amount of $____________________ (the “Original Principal Amount”), together with such interest on the Original Principal Amount as provided for below on that date which is thirty-six months from the date set forth above (the “Maturity Date”) if not sooner indefeasibly paid in full.

Interest payable on the Original Principal Amount (including all PIK Amounts (as defined below) added thereto, the “Principal Amount”) shall accrue at a rate per annum equal to eight percent (8%) (the “Contract Rate”). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on December 31, 2018, on the last business day of each consecutive calendar quarter thereafter through and including the Maturity Date, and on the Maturity Date, whether by acceleration or otherwise (each, an Interest Payment Date”).  On any Interest Payment Date on or prior to June 30, 2020, interest on the Principal Amount of this Debenture at the Contract Rate that shall have accrued and shall remain unpaid as of such Interest Payment Date (for any Interest Payment Date, a “PIK Amount”) may, at the option of the Maker, be paid on such Interest Payment Date by addition of such PIK Amount to the then outstanding Principal Amount.  At the option of the Maker, the PIK Amounts added to the then-outstanding Principal Amount during such quarter may be evidenced by a note (a “PIK Note”) in form and substance determined by the Maker; provided, however, that such PIK Note shall not be necessary to evidence such portion of the Principal Amount nor shall the absence of such PIK Note relieve the Maker of its obligation to pay such portion of the Principal Amount to the Payee. Notwithstanding any other provision of this Debenture and the addition of any PIK Amount to the principal amount outstanding under this Debenture, the Maker may, in its sole discretion, pay any PIK Amount in cash on any Interest Payment Date without any premium or penalty.  All cash payments by the Companies of any PIK Amount that has been added to the principal amount of this Debenture shall be deducted from the Principal Amount.

Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Subscription Agreement.

1.  Conversion.  At Purchaser’s option, at any time prior to the close of business on the earlier of (i) the last business day immediately prior to the Maturity Date; or (ii) the Redemption Date (as defined in the section 3 below), the Purchaser may choose to have all or part of the outstanding principal and accrued interest owing to Purchaser repaid in Units at a conversion rate equal to eighty cents ($0.80) per Unit, as adjusted pursuant to Section 2 (the “Conversion Price”).  In the event Purchaser chooses to convert all or part of the outstanding principal and accrued interest into Units, Purchaser shall give written notice to Company of such conversion no less than fifteen (15) business days prior to such conversion, and shall surrender the original of this Debenture to the Company, after which Purchaser will have no further rights under this Debenture as to the converted principal and interest, except the right to receive certificates representing the components of the Units. Notwithstanding anything to the contrary in either the Subscription Agreement or this Debenture, if at any time after six (6) months and one (1) day after the date of issuance of the Debenture (the “Closing Date”) the price of a Share on the exchange or trading platform on which the Shares are traded exceeds $1.20 (U.S.) for ten consecutive trading days, the Company, on not less than thirty (30) days-notice (the end of such notice period, the “Forced Conversion Date”) to the Purchaser, may require conversion of this Debenture, in which case, following the Forced Conversion Date, interest shall cease to accrue on this Debenture and the Purchaser will have no further rights under this Debenture as to the converted principal and interest, except the right to receive certificates representing the components of the Units.

2.   Adjustment of Conversion Price.  The Conversion Price shall be subject to adjustment from time to time as follows:

(a)  If at any time after the date of this Debenture, the Company shall subdivide its outstanding Shares, the Conversion Price in effect immediately prior to such issuance or subdivision shall be proportionately reduced.  If the outstanding Shares shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. The Conversion Price also shall be appropriately adjusted in the event of the subsequent issuance of Shares or securities convertible into Shares, by way of security dividend or distribution, the issuance of rights, options or warrants to all or substantially all the holders of Shares or the distribution of shares of any other class of shares, rights, options, warrants, evidences of indebtedness or assets.

(b)  No adjustment in the Conversion Price and/or the number of shares of Common Stock subject to the Debenture need be made if such adjustment would result in a change in the

Conversion Price of less than one cent ($0.01) or a change in the number of subject shares of less than one-tenth (1/10th) of a share.

(c)  Upon any adjustment of the Conversion Price hereunder, the Company will compute the adjustment and prepare and furnish to Purchaser a certificate setting forth such adjustment and showing in detail the facts upon which the adjustment is based.

3.	Redemption/Change in Control.

(a) The Purchaser may, upon not less than thirty (30) days-notice (the end of such notice period, the “Redemption Date”) to the Company following a “Change in Control” (as defined below), require the Company to repurchase the Debenture, in whole or in part, at a price (the “Redemption Price”) equal to 105% of the principal amount of the Debenture outstanding (including any accrued and unpaid interest) on the Redemption Date.

(b) If holders of ninety percent (90%) or more of the series of debentures of which this Debenture is a part have demanded to require the Company to repurchase their debentures following a Change in Control, the Purchaser agrees to allow the Company to repurchase this Debenture for the Redemption Price on the Redemption Date notwithstanding the fact that the Purchaser has not provided the notice described in section 3(a).

(c) Following the Redemption Date, interest shall cease to accrue on this Debenture and the Purchaser will have no further rights under this Debenture as to the converted principal and interest, except the right to receive the Redemption Price.

(d) A “Change in Control,” for purposes of this Debenture, means (i) any event as a result of or following which any person, or group of persons acting jointly or in concert within the meaning of applicable United States securities laws, beneficially owns or exercises control or direction over an aggregate of more than 50% of the then outstanding Shares; or (ii) the sale or other transfer of all or substantially all of the consolidated assets of the Company. A “Change in Control” does not include a sale, merger, reorganization or other similar transaction if the previous holders of the Shares hold at least 50% of the voting shares of such merged, reorganized or other continuing entity.

4.  Authorized Shares.  Until the Maturity Date, the Company shall maintain sufficient numbers of authorized and unissued Shares to permit the full exercise of the conversion of this Debenture and the exercise of any Warrant.

5.   Default.

5.1  Events of Default.  With respect to the Debenture, the following events are “Events of Default”:

(a)  Default by Company in the payment of principal on or any interest payable under the

Debenture after fifteen (15) business days’ written notice from Purchaser following the date when the same is due and payable; or

(b)  Default in the due performance or observance of any other material covenant, agreement or provision in the Subscription Agreement, or in this Debenture, to be performed or observed by Company, and such default shall have continued for a period of thirty (30) business days after written notice thereof to Company from Purchaser; or

(c)  the occurrence of any of the following:

(i)	the Company files a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the United States Bankruptcy Code (as now or in the future amended, the “Bankruptcy Code”);

(ii)	the Company makes a general assignment for the benefit of its creditors;

(iii)

the Company consents to the appointment of a receiver or trustee for all or a substantial part of the property of Company or approves as filed in good faith a petition filed against Company under the Bankruptcy Code; or

(iv)

the commencement of a proceeding or case, without the application or consent of Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of Company or of all or any substantial part of its assets, or (iii) similar relief in respect of Company under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case set forth in (i), (ii), or (iii) above continues undismissed or uncontroverted, or an order, judgement or decree approving or ordering any of the foregoing is entered and continues unstayed and in effect, for a period of sixty (60) business days.

5.2  Acceleration.  If any one or more Events of Default described in Section 5.1 shall occur and be continuing, then Purchaser may, at Purchaser’s option and by written notice to Company, declare the unpaid balance of the Debenture owing to Purchaser to be forthwith due and payable.

6. This Debenture is an unsecured obligation of the Company and will rank pari passu in right of payment of principal and interest with all other unsecured obligations of the Company.

7.   Governing Law. This Debenture shall be governed by, and construed and enforced in accordance with, the laws of the state of Nevada, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8.   Successors. The provisions of this Debenture shall inure to the benefit of and be binding on any successor of Purchaser. This Debenture cannot be assigned by any party hereto except as described in the Subscription Agreement.

CLS Holdings, USA, Inc.,

a Nevada corporation

By:_______________________________

Name:____________________________

Title:_____________________________

EXHIBIT D

FORM OF WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IN ITS REASONABLE JUDGMENT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

CLS HOLDINGS USA, INC.

Warrant for the Purchase of Common Stock,

par value $0.001 per share

No. ____________	____________ Shares

Date: __________

THIS CERTIFIES that, for good and valuable consideration, ___________________________________________________ (together with its successors and permitted assigns, the “Holder”), with an address at ______________________________________ is entitled to subscribe for and purchase from CLS HOLDINGS USA,INC. (the “Company”), upon the terms and conditions set forth herein, in whole or in part, at any time, or from time to time, after the date hereof and before 5:00 p.m. on a date that is not later than thirty-six (36) months after the earlier of: (i) the date this Warrant is issued according to the date set forth above; or (ii) the effectiveness of a registration statement under the Securities Act of 1933, as amended, relating to the Warrant Shares (as defined below) (the “Exercise Period”), that number of shares of the Company’s common stock set forth above, par value $0.001 per share (“Common Stock”), at a price of $1.10 per share (the “Initial Exercise Price”), as same may be adjusted as provided for herein (the “Warrant Shares”).

1.     To the extent otherwise exercisable, this Warrant may be exercised during the Exercise Period as to the whole or any portion of the number of Warrant Shares, by (i) delivery of a written notice, in the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares to be exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash, or by means of bank check or wire transfer of immediately available funds, and (iii) delivery of this Warrant to the Company. In the event that the exercise of this Warrant is for less than all of the Warrant Shares purchasable under this Warrant, the Company shall cause to be issued in the name of and delivered to the Holder hereof or as the Holder may direct, as soon as practicable, a new Warrant or Warrants of like tenor, for the balance of the Warrant Shares purchasable hereunder.

2.     Upon the exercise of the Holder’s right to purchase Warrant Shares granted pursuant to this Warrant, the Holder shall be deemed to be the holder of record of the number of Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after the exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the applicable number of Warrant Shares, registered in the name of the Holder. No fractional shares of Common Stock are to be issued upon exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

3.     (a)     The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee upon receipt of a duly executed warrant power in the form of Exhibit B hereto. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary

(b)     The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the purchase price therefor, shall be validly issued, fully paid and nonassessable.

(c)     The Company, upon ten (10) days prior notice to the Holder, at any time prior to expiration of the Exercise Period, may demand that the Investor exercise this Warrant, in its entirety, if the closing bid price of the Shares equals or exceeds $2.20 (subject to adjustments as set forth in Section 4 of this Warrant) for twenty (20) consecutive business days. Should the Investor fail to exercise the Warrant in its entirety within thirty (30) days after receiving the Company’s demand, the Warrant shall expire and be of no further force or effect.

4.     (a)     In the event that the outstanding shares of Common Stock are changed into a different number of shares of Common Stock by reason of any recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares of the Company or an otherwise similar event, appropriate adjustment shall be made in the number and kind of securities as to which this Warrant shall be exercisable, to the end that the proportionate interest of the Holder immediately after the occurrence of such event shall equal the proportionate interest of the Holder immediately before the occurrence of such event. Such adjustment shall be made without change in the total Exercise Price applicable to this Warrant but with corresponding adjustments in the number of shares of Common Stock underlying the Warrant and Exercise Price per share evidenced by this Warrant. To illustrate: In the event of a reverse split in the ratio of 1:3, if this Warrant was for 75,000 Shares, the Exercise

Price would become $3.30 and the number of underlying shares of Common Stock would be reduced to 25,000.

(b)     In case of any consolidation with or merger of the Company with or into another corporation or entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, conveyance or lease to another person or entity of the property of the Company as an entirety or substantially as an entirety, such successor or purchasing person or entity, as the case may be, shall (i) execute in favor of the Holder an agreement or instrument providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock or other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such event, (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, in order to effect such agreement and (iii) set aside or reserve, for the benefit of the Holder, the stock, securities, property and/or cash to which the Holder would be entitled upon exercise of this Warrant; provided, that, nothing contained in this paragraph 4(b) shall be interpreted so as to preclude the Holder from exercising this Warrant, in whole or in part, at any time prior to the consummation of any such consolidation, merger, sale, lease or conveyance.

(c)     The above provisions of this paragraph 4 shall similarly apply to successive consolidations, mergers, sales, leases, issuances or conveyances.

5.    (a)     In case at any time the Company shall propose:

(i)     to pay any dividend or make any distribution on shares of Common Stock in shares of common stock, or make any other distribution (other than regularly scheduled cash dividends) to all holders of common stock; or

(ii)     to issue any rights, warrants or other securities to all holders of the Company’s common stock entitling them to purchase any additional shares of common stock or any other rights, warrants or other securities; or

(iii)     to effect any reclassification or recapitalization of the Company’s common stock, or any consolidation or merger; or

(iv)    to effect any liquidation, dissolution or winding-up of the Company; or

(v)     to issue any shares of its Common Stock, or securities convertible or exercisable into its Common Stock, at a price per share lower than the Exercise Price, if such price is also lower than the market price for its Common Stock on such date;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the

Warrant Register, mailed at least ten (10) days prior to the date on which any such event is expected to occur.

(b)     If and whenever on or after the date of this Warrant, the Company issues or sells any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities (as defined below) for a consideration per share (the “New Issuance Price”) less than the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to the New Issue Price. “Excluded Securities” means: (i) capital stock, options or convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, (ii) shares of Common Stock issued upon the conversion or exercise of options or convertible securities that were issued and outstanding on the date immediately preceding the date of this Warrant, provided such securities are not amended after the Subscription Date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof (iii) securities issued pursuant to the Subscription Agreement and securities issued upon the exercise or conversion of those securities, (iv) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Exercise Price pursuant to the other provisions of this Warrant), and (v) capital stock, options or convertible Securities issued as consideration for an acquisition or strategic transaction approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not, for the purposes of this clause (v), include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

6.     The issuance of any Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate representing Warrant Shares in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax, to the extent required to be so paid, or, if reasonably required by the Company, shall have established to the satisfaction of the Company that such tax has been paid.

7.     Unless registered, or freely saleable under Rule 144, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend or a similar legend to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE OF AN EXEMPTION THEREFROM (INCLUDING AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT).”

8.     The Holder of this Warrant, by the acceptance hereof, represents that he is acquiring this Warrant and the Warrant Shares for his own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempt under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that by making the representations herein, the Holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with, or pursuant to an exemption under, the Securities Act. The Holder of this Warrant further represents, by acceptance hereof, that, as of this date, such Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”). Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that such Holder is an Accredited Investor. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition precedent to such Holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

9.     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses (including without limitation any insurance), the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

10.     The Holder shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

11.      This Warrant and the rights granted hereunder shall be assignable by the Holder hereof without the consent of the Company (i) to members of his or her immediate family (which shall include any spouse, lineal ancestor or descendant, adopted child or sibling, or the spouse of any of them) or (ii) to a trust or any other estate planning vehicle for the benefit of such Holder or members of his or her immediate family; provided, however, that the assignee shall, within ten (10) days prior to such assignment, furnish to the Company written notice of the name, address and relationship with such assignee and such transferee shall agree to be bound by the terms and conditions of the Investor Rights Agreement upon exercise, provided it involves no more than a de minimis expense.

12.     Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

13.     Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, FL 33156

Tel: 888-438-9132

E-Mail: jeff@clslabs.com

Attention: Chairman

If to the Holder, at the address set forth above (if such Holder is the initial Holder of this Warrant), or to such other address for such Holder or its assignees as shall appear, from time to time, on the records maintained by the Company.

Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of transmission or (C) provided by nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

14.     Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

15.     This Warrant shall be construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed within such State, without regard to principles of conflicts of law. THE COMPANY AND THE HOLDER (BY THE ACCEPTANCE HEREOF) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY AND THE HOLDER EACH AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, PROPERLY ADDRESSED TO IT AT ITS ADDRESS LISTED IN PARAGRAPH 13 ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE COMPANY AND THE HOLDER IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN ANY ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT SUCH COURT REPRESENTS AN INCONVENIENT FORUM. THE COMPANY AND THE HOLDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT WHICH IS NO LONGER SUBJECT TO FURTHER REVIEW SHALL BE CONCLUSIVE AND BINDING UPON THE COMPANY AND THE HOLDER AND MAY BE ENFORCED AGAINST THE COMPANY OR THE HOLDER IN ANY OTHER COURTS TO WHOSE JURISDICTION THE COMPANY OR THE HOLDER, RESPECTIVELY, IS OR MAY BE SUBJECT BY SUIT UPON SUCH JUDGMENT. THE COMPANY AND THE HOLDER IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM ARISING UNDER OR WITH RESPECT TO THIS WARRANT.

IN WITNESS WHEREOF, this Warrant was executed by the Company as of the _________ day of ___________, 2018

CLS HOLDINGS USA, INC.

By:

Name: Jeffrey I. Binder

Title: Chairman

EXHIBIT A

To

Warrant

ELECTION TO EXERCISE

TO BE EXERCISED BY THE REGISTERED HOLDER

CLS HOLDINGS USA, INC.

The undersigned holder hereby exercises the right to purchase ______ (_____) of the shares of Common Stock (the “Warrant Shares”) of CLS Holdings USA, Inc., a Nevada corporation (the “Company”), evidenced by the attached Warrant. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.     Form of Warrant Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made with respect to ______ Warrant Shares.

2.     Payment of Warrant Exercise Price. The Holder shall pay the sum of $________ to the Company in accordance with the terms of the Warrant.

3.     Delivery of Warrant Shares.     The Holder requests that certificates for such Warrant Shares be issued in the name of, and delivered to:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Print Name, Address and Social Security
or Tax Identification Number)

Dated: ___________________

_____________________________________ Signature

EXHIBIT B

To

Warrant

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to __________, with an address at _______________________________, a warrant to purchase ___________ shares of common stock of CLS Holdings USA, Inc., a Nevada corporation, represented by warrant certificate no. ________, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint __________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: ______________

_____________________________

[HOLDER]